EXHIBIT 10.2

EXECUTION VERSION

american realty capital advisors iii, LLC

American REALTY capital trust iii special limited partner, llc american realty capital properties iii, llc

405 Park Avenue

New York, New York 10022

American Realty Capital Trust III, Inc.

American Realty Capital Operating Partnership III, L.P.

405 Park Avenue

New York, New York 10022

December 14, 2012

Re:	Project Big Cat – Incentive and Other Payments

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among American Realty Capital Properties, Inc., a Maryland corporation (“Parent”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Parent OP”), Tiger Acquisition, LLC, a Delaware limited liability company wholly-owned by Parent (“Merger Sub”), American Realty Capital Trust III, Inc., a Maryland corporation (the “Company”), and American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Company OP”), pursuant to which (x) the Company will merge with and into Merger Sub, with Merger Sub being the surviving entity, and (y) the Company OP will merge with and into the Parent OP, with the Parent OP being the surviving entity (collectively, the “Transaction”). Any term not otherwise defined herein shall have the meaning given such term in the Merger Agreement.

Reference also is hereby made to: (i) that certain Second Amended and Restated Advisory Agreement, dated as of November 13, 2012, by and among American Realty Capital Advisors III, LLC, a Delaware limited liability company (the “Advisor”), the Company and the Company OP (the “Advisory Agreement”), (ii) that certain Amended and Restated Agreement of Limited Partnership of the Company OP, dated as of November 13, 2012, by and among the Company, the Advisor, American Realty Capital Trust III Special Limited Partner, LLC, a Delaware limited liability company (the “Special Limited Partner”) and other limited partners party thereto, as amended from time to time (the “Company OP Agreement”) and (iii) that certain Property Management and Leasing Agreement, dated as of March 31, 2011, by and among the Company, the Company OP and American Realty Capital Properties III, LLC, a Delaware limited liability company (the “Manager”) (the “Property Management and Leasing Agreement”).

In order to induce the parties to the Merger Agreement to enter into the Merger Agreement, each of the Company, Parent, the Company OP, the Special Limited Partner, the Advisor and the Manager hereby agree as follows:

1.	Pursuant to Section 10(c) of the Advisory Agreement, the Advisor is entitled to a Property Disposition Fee (as defined in the Advisory Agreement) in connection with the sale of any real estate assets in any transaction or series of transactions. The Advisor hereby agrees to waive its right to the Property Disposition Fee in connection with the Transaction.

2.	Pursuant to Section 5.1 of the Company OP Agreement, the Special Limited Partner is entitled to certain subordinated distributions of net sales proceeds from the Company OP (the “SLP Interest”). Upon an Investment Liquidity Event (as defined in the Company OP Agreement), the Special Limited Partner’s right to receive its SLP Interest is accelerated to the time of such Investment Liquidity Event and the amount of the SLP Interest is fixed as of the Investment Liquidity Event (the “Investment Liquidity Amount”). The Company, the Company OP and the Special Limited Partner hereby acknowledge and agree that the Transaction is an Investment Liquidity Event.

3.	Pursuant to Section 8.7(b) of the Company OP Agreement, if the Special Limited Partner is entitled to the Investment Liquidity Amount, the Special Limited Partner has the right to contribute its SLP Interest to the Company OP in exchange for a number of Company OP Units equal to the quotient of (a) the Investment Liquidity Amount divided by (b) the fair market value of one share of Company Common Stock on the date of the Investment Liquidity Event. The Special Limited Partner hereby elects to contribute its SLP Interest to the Company OP in exchange for Company OP Units and the Company, the Company OP and the Special Limited Partner hereby acknowledge and agree that such contribution and exchange shall be made pursuant to customary contribution or assignment documentation and shall be effective immediately prior to the consummation of the Transaction. Upon the consummation of the Transaction, each Company OP Unit will automatically be converted into 0.95 Parent OP Units as set forth in the Merger Agreement. The Special Limited Partner hereby acknowledges and agrees that these Parent OP Units are subject to a minimum one-year holding period prior to being exchangeable into Parent Common Stock.

4.	Pursuant to Section 10(h) of the Advisory Agreement and Section 16.1 of the Company OP Agreement, the Advisor is entitled to receive Class B Units (as defined in the Company OP Agreement) in the Company OP within 30 days of the end of each quarter, commencing with the calendar quarter beginning July 1, 2012. The Class B Units are issued pursuant to the terms of the Company OP Agreement quarterly in arrears, subject to the approval of the Company’s board of directors. As of the date hereof, 145,022 Class B Units have been issued to the Advisor. Furthermore, it is expected that additional Class B Units will be issued to the Advisor in connection with its asset management services through and including the Closing Date. When issued, the Class B Units are subject to forfeiture until both an economic hurdle and a performance hurdle have been met in accordance with Section 16.2(a) of the Company OP Agreement. It is expected that the economic hurdle will be met prior to the Closing Date. The performance hurdle will be met if the Advisor continues to be the Advisor at the Closing of the Transaction. Accordingly, the Company, the Company OP and the Advisor hereby acknowledge and agree that, provided the economic hurdle is met prior to the Closing Date and the Advisor continues to be the advisor under the Advisory Agreement as contemplated in paragraph 7 hereof, both the economic hurdle and the performance hurdle will be met upon the consummation of the Transaction, and at such time no Class B Units held by the Advisor will continue to be subject to forfeiture.

5.	Pursuant to Section 16.4 of the Company OP Agreement, the Class B Units are convertible automatically into Company OP Units at such time as the Advisor’s capital account with respect to a Class B Unit is equal to the average capital account balance attributable to an outstanding Company OP Unit (as determined on a unit-by-unit basis). Pursuant to subparagraph 1(c)(ii) of Exhibit B of the Company OP Agreement, the Advisor is entitled to special allocations of unrealized appreciation in the value of the Company OP’s assets. Furthermore, pursuant to Section 16.4(b) of the Company OP Agreement, the Advisor has the right up to twice per year to cause the Company OP to adjust the book value of its assets to fair market value, a “book-up”, by making a capital contribution of more than a de minimis amount to the Company OP in exchange for Company OP Units. The Advisor hereby elects to make such a capital contribution to the Company OP in exchange for Company OP Units prior to the consummation of the Transaction, if necessary to be effective, in order to cause such an adjustment and allow it to convert the maximum number of Class B Units to Company OP Units in connection with the consummation of the Transaction, and the Company and the Company OP hereby acknowledge and agree to allow the Advisor to make such capital contributions in order to effectuate a book-up prior to the Closing Date. The amount of the capital contribution, if any, and the number of Company OP Units issuable will be agreed to in good faith by the Company, the Company OP and the Advisor. Upon the consummation of the Transaction, each Company OP Unit will automatically be converted into 0.95 Parent OP Units as set forth in the Merger Agreement. The Advisor agrees that these Parent OP Units are subject to a minimum one-year holding period prior to being exchangeable into Parent Common Stock.

6.	The Company, the Company OP and the Advisor hereby acknowledge and agree that there may be a number of unconverted Class B Units on the Closing Date and that, in accordance with Section 3.1 of the Merger Agreement, these unconverted Class B Units will be converted automatically into Parent Class B Units.

7.	In order to facilitate the smooth transition of advisory services following the consummation of the Transaction, the Company, the Company OP and the Advisor agree that the Advisory Agreement will be extended for a 60 day period following the Closing Date pursuant to the terms substantially in the form Amendment and Acknowledgement of Termination of Second Amended and Restated Advisory Agreement attached hereto as Exhibit A.

8.	In order to facilitate the smooth transition of property management services following the consummation of the Transaction, the Company, the Company OP and the Manager agree that the Property Management and Leasing Agreement will be extended for a 60 day period following the Closing Date pursuant to the terms substantially in the form Amendment and Acknowledgement of Termination of Property Management and Leasing Agreement attached hereto as Exhibit B.

The parties hereto agree that this letter agreement satisfies any notice requirements with respect to (a) the contribution of the SLP Interest to the Company OP in exchange for Company OP Units and (b) the election to cause a book-up event.

Each of the Company, Parent, the Company OP, the Special Limited Partner, the Advisor and the Manager, as applicable, represent and warrant that (a) each has the necessary power and authority to enter into this letter agreement and to carry out its obligations hereunder and (b) no consents, approvals, authorizations or other actions are required for the Company, Parent, the Company OP, the Special Limited Partner, the Advisor or the Manager to execute, deliver and perform their respective obligations under this letter agreement.

This letter agreement may be amended, modified or supplemented only by a written instrument executed by each of the parties hereto. This letter agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and together with this letter agreement shall be deemed to be one and the same instrument. This letter agreement shall terminate concurrently with any termination of the Merger Agreement without a Closing. This letter agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York (without reference to the choice of law provisions).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this side letter as of the date first written above.

AMERICAN REALTY CAPITAL TRUST III, INC.

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.

By:	AMERICAN REALTY CAPITAL TRUST III, INC.,
Its general partner

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL ADVISORS III, LLC

By:	AMERICAN REALTY CAPITAL TRUST III
SPECIAL LIMITED PARTNER, LLC,
Its Member

By:	AR CAPITAL, LLC,
Its managing member

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Authorized Signatory

AMERICAN REALTY CAPITAL TRUST III SPECIAL LIMITED PARTNER, LLC

By:	AR CAPITAL, LLC,
Its managing member

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Authorized Signatory

AMERICAN REALTY CAPITAL PROPERTIES III, LLC

By:	AMERICAN REALTY CAPITAL TRUST III
SPECIAL LIMITED PARTNER, LLC,
Its member

By:	AR CAPITAL, LLC,
Its managing member

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Authorized Signatory

AMERICAN REALTY CAPITAL PROPERTIES , INC.

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer

EXHIBIT A

AMENDMENT AND Acknowledgement OF TERMINATION OF

SECOND AMENDED AND RESTATED ADVISORY AGEEMENT

This AMENDMENT AND Acknowledgement OF TERMINATION OF SECOND AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”) is entered into as of [●] by and among American Realty Capital Trust III, Inc., a Maryland corporation (the “Company”), American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership (the “Company OP”) and American Realty Capital Advisors III, LLC, a Delaware limited liability company (the “Advisor”).

RECITALS

A.           WHEREAS, the Company, the Company OP and the Advisor are party to that certain Second Amended and Restated Advisory Agreement, dated as of November 13, 2012 (the “Advisory Agreement”), pursuant to which the day-to-day business and affairs of the Company are managed by the Advisor.

B.           WHEREAS, the Company and the Company OP have entered into that certain Agreement and Plan of Merger, dated as of December 14, by and among American Realty Capital Properties, Inc., a Maryland corporation (“Parent”), Tiger Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Parent OP”), the Company and the Company OP (the “Merger Agreement”), pursuant to which, among other things, the Company will be merged with and into Merger Sub, with Merger Sub being the surviving entity, and the Company OP will be merged with and into the Parent OP, with the Parent OP being the surviving entity (the “Transaction”), upon the terms and subject to the conditions set forth in the Merger Agreement.

C.           WHEREAS, (i) pursuant to Section 24 of the Advisory Agreement, the parties hereto desire to amend the Advisory Agreement effective immediately before the consummation of the Transaction and (ii) pursuant to Section 17 of the Advisory Agreement, the parties hereto desire to provide to the Advisor notice of termination of the Advisory Agreement.

AGREEMENT

In consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment of the Advisory Agreement.

(a)          Section 1 of the Advisory Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

““Closing Date” has the meaning set forth in the Merger Agreement, dated as of [●], by and among American Realty Capital Properties, Inc., a Maryland corporation, ARC Properties Operating Partnership, L.P., a Delaware limited partnership, Tiger Acquisition, LLC, a Delaware limited liability company, the Company and the Operating Partnership.”

““Post-Merger Period” means the period following the Closing Date through and including the Termination Date.”

““Termination Date” means the date that is 60 days after the Closing Date.”

(b)          Section 10(d) of the Advisory Agreement is hereby deleted and replaced in its entirety with the following:

“(d)          Asset Management Fee.  The Company shall pay an Asset Management Fee to the Advisor or its assignees as compensation for services rendered in connection with the management of the Company’s assets up to and including June 30, 2012 in an amount equal to 0.75% per annum of the Cost of Assets; provided, however, that the Asset Management Fee shall be reduced by any amounts payable as an Oversight Fee (as defined in the Management Agreement), such that the aggregate of the Asset Management Fee and the Oversight Fee does not exceed 0.75% per annum of the Cost of Assets. The Asset Management Fee is payable on the first business day of each month for the respective current month in the amount of 0.0625% of the Cost of Assets as of such date. The Asset Management Fee will be reduced to the extent that NAREIT FFO, as adjusted, during the six months ending on the last day of the calendar quarter immediately preceding the date that such Asset Management Fee is payable, is less than the Distributions paid with respect to such six month period. For purposes of this determination, NAREIT FFO, as adjusted, is NAREIT FFO adjusted to (i) include acquisition fees and related expenses, which is deducted in computing NAREIT FFO; and (ii) include non-cash restricted stock grant amortization, if any, which is deducted in computing NAREIT FFO. In respect of the Post-Merger Period, from and after the Closing Date the Company shall pay to the Advisor or its assignees an Asset Management Fee in an amount equal to 0.75% per annum of the Cost of Assets, together with any accrued but unpaid fees. Such Asset Management Fee payable during the Post-Merger Period shall be payable monthly in arrears, and in cash, by wire transfer of immediately available funds to an account designated in writing by the Advisor. For the avoidance of doubt, any Asset Management Fee made pursuant to this Section 10(d) in the Post-Merger Period shall be made only in respect of the Real Estate Assets of the Company and the Operating Partnership as held by the Company and the Operating Partnership immediately prior to the Closing Date.”

(c)          Section 10(h) of the Advisory Agreement is hereby deleted and replaced in its entirety with the following:

“(h)          Subordinated Participation Interests. The Company shall cause the Operating Partnership to periodically issue Subordinated Participation Interests in the Operating Partnership to the Advisor or its assignees, pursuant to the terms and conditions contained in the Operating Partnership Agreement, in connection with the Advisor’s (or its assignees’) management of the Operating Partnership’s assets for the period commencing on July 1, 2012 and ending on, and including, the Closing Date.

(d)          A new Section 10(i) is added to the Advisory Agreement as follows:

“(i)          Post-Merger Period Payments. The parties hereto agree that the amounts payable pursuant to Section 10(d) in respect of the Post-Merger Period are the only amounts payable by the Company pursuant to this Agreement following the Closing Date and that neither the Advisor nor any of its Affiliates shall be entitled to any other fees or amounts that are otherwise payable by the Company pursuant to this Agreement following the Closing Date.”

2.	Effective Time. This Amendment will be effective as of immediately prior to the consummation of the Transaction. If the Merger Agreement is terminated without a Closing (as defined in the Merger Agreement), this Amendment shall automatically terminate, with no further action necessary by any party, and be of no further force or effect.

3.	Notice of Termination of the Advisory Agreement. Pursuant to and in accordance with Section 17 of the Advisory Agreement, the Company and the Company OP hereby provide to the Advisor notice of termination of the Advisory Agreement and the Advisor acknowledges receipt thereof. The parties hereto agree that effective at 5:00 p.m., Eastern Time, on the Termination Date, with no further action necessary by any party, the Advisory Agreement shall automatically terminate in its entirety and be of no further force or effect; provided, however, that the indemnification provisions contained in Sections 21 and 22 of the Advisory Agreement shall survive indefinitely.

4.	Miscellaneous.

(a)          Limited Effect. Except as otherwise specifically set forth in this Amendment, all other terms and conditions of the Advisory Agreement shall remain in full force and effect.

(b)          Entire Agreement. The Advisory Agreement and this Amendment supersede all prior agreements between the parties with respect to the subject matter thereof and constitute a complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter thereof.

(c)          Governing Law. This Amendment will be governed by the internal laws of the State of New York.

(d)          Construction. The parties have participated jointly in the drafting of this Amendment, and each party was represented by counsel in the negotiation of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.

(e)          Waiver of Legal Conflicts. Each of the parties hereto acknowledges and agrees that, at their request, Proskauer Rose LLP acted as counsel to all such parties in connection with this Amendment. Accordingly, each of the parties agrees to, and does, waive any conflict of interest which may be deemed to arise as the result of such representation and agrees not to seek to disqualify or otherwise prevent Proskauer Rose LLP from representing the other parties hereto (or any other clients of Proskauer Rose LLP) in any matters by reason of its work on, or representation of, such party in connection with this Amendment or its possession of confidential information relating to such party. Proskauer Rose LLP shall be entitled to rely upon this Section 4(e) as a third party beneficiary hereof.

(f)          Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Original signatures hereto may be delivered by facsimile which shall be deemed originals.

(g)          Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Advisory Agreement.

*****

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

AMERICAN REALTY CAPITAL TRUST III, INC.

By:
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.

By:	AMERICAN REALTY CAPITAL TRUST III, INC.,
Its general partner

By:
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL ADVISORS III, LLC

By:	AMERICAN REALTY CAPITAL TRUST III
SPECIAL LIMITED PARTNER, LLC,
Its Member

By:	AR CAPITAL, LLC,
Its managing member

By:
Name: Edward M. Weil, Jr.
Title: Authorized Signatory

EXHIBIT B

AMENDMENT AND Acknowledgement OF TERMINATION OF

PROPERTY Management and Leasing AGEEMENT

This AMENDMENT AND Acknowledgement OF TERMINATION OF Property Management and Leasing AGREEMENT (this “Amendment”) is entered into as of [●] by and among American Realty Capital Trust III, Inc., a Maryland corporation (the “Company”), American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership (the “Company OP”) and American Realty Capital Properties III, LLC, a Delaware limited liability company (the “Manager”).

RECITALS

A.           WHEREAS, the Company, the Company OP and the Manager are party to that certain Property Management and Leasing Agreement, dated as of March 31, 2011 (the “Management Agreement”), pursuant to which the real estate properties of the Company and the Company OP are managed by the Manager.

B.           WHEREAS, the Company and the Company OP have entered into that certain Agreement and Plan of Merger, dated as of December 14, by and among American Realty Capital Properties, Inc., a Maryland corporation (“Parent”), Tiger Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Parent OP”), the Company and the Company OP (the “Merger Agreement”), pursuant to which, among other things, the Company will be merged with and into Merger Sub, with Merger Sub being the surviving entity, and the Company OP will be merged with and into the Parent OP, with the Parent OP being the surviving entity (the “Transaction”), upon the terms and subject to the conditions set forth in the Merger Agreement.

C.           WHEREAS, (i) pursuant to Section 7.5 of the Management Agreement, the parties hereto desire to amend the Management Agreement effective immediately before the consummation of the Transaction and (ii) pursuant to Section 6.1(a) of the Management Agreement, the parties hereto desire to provide to the Manager notice of termination of the Management Agreement.

AGREEMENT

In consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment of the Management Agreement.

(a)          Article I of the Management Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

““Closing Date” has the meaning set forth in the Merger Agreement, dated as of [●], by and among American Realty Capital Properties, Inc., a Maryland corporation, ARC Properties Operating Partnership, L.P., a Delaware limited partnership, Tiger Acquisition, LLC, a Delaware limited liability company, the Company and the OP.”

““Post-Merger Period” means the period following the Closing Date through and including the Termination Date.”

““Termination Date” means the date that is 60 days after the Closing Date.”

(b)          Section 4.1(a) of the Management Agreement is hereby deleted and replaced in its entirety with the following:

“(a)          The Owner shall pay the Manager or any of its Affiliates property management fees (the “Management Fees”), on a monthly basis, equal to:  (i) with respect to stand-alone, single-tenant net leased Properties, two percent (2%) of Gross Revenues from the Properties managed; and (ii) with respect to multitenant Properties, four percent (4%) of Gross Revenues from the Properties managed, plus market-based leasing commissions applicable to the geographic location of the Property. Except as otherwise set forth herein, the Owner shall also reimburse the Manager for any costs and expenses incurred by the Manager in connection with managing the Properties. In respect of the Post-Merger Period, from and after the Closing Date, the Owner shall pay to the Manager or any of its Affiliates Management Fees equal to:  (i) with respect to stand-alone, single-tenant net leased Properties, two percent (2%) of Gross Revenues from the Properties managed; and (ii) with respect to multitenant Properties, four percent (4%) of Gross Revenues from the Properties managed, plus market-based leasing commissions applicable to the geographic location of the Property. Such Management Fees payable during the Post-Merger Period shall be payable monthly in arrears, and in cash, by wire transfer of immediately available funds to an account designated in writing by the Manager. For the avoidance of doubt, any Management Fees made pursuant to this Section 4.1(a) in the Post-Merger Period shall be made only in respect of the Properties of the Owner as held by the Owner immediately prior to the Closing Date.”

(c)          A new Section 4.5 is added to the Management Agreement as follows:

“4.5           Post-Merger Period Payments. The parties hereto agree that the amounts payable pursuant to Section 4.1(a) in respect of the Post-Merger Period are the only amounts payable by the Owner pursuant to this Management Agreement following the Closing Date and that neither the Manager nor any of its Affiliates shall be entitled to any other fees or amounts that are otherwise payable by the Owner pursuant to this Agreement following the Closing Date.”

2.	Effective Time. This Amendment will be effective as of immediately prior to the consummation of the Transaction. If the Merger Agreement is terminated without a Closing (as defined in the Merger Agreement), this Amendment shall automatically terminate, with no further action necessary by any party, and be of no further force or effect.

3.	Notice of Termination of the Management Agreement. Pursuant to and in accordance with Section 6.1(a) of the Management Agreement, the Company and the Company OP hereby provide to the Manager notice of termination of the Management Agreement and the Manager acknowledges receipt thereof. The parties hereto agree that effective at 5:00 p.m., Eastern Time, on the Termination Date, with no further action necessary by any party, the Management Agreement shall automatically terminate in its entirety and be of no further force or effect; provided, however, that the indemnification provisions contained in Section 5.4 of the Management Agreement shall survive indefinitely.

4.	Miscellaneous.

(a)          Limited Effect. Except as otherwise specifically set forth in this Amendment, all other terms and conditions of the Management Agreement shall remain in full force and effect.

(b)          Entire Agreement. The Management Agreement and this Amendment supersede all prior agreements between the parties with respect to the subject matter thereof and constitute a complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter thereof.

(c)          Governing Law. This Amendment will be governed by the internal laws of the State of New York.

(d)          Construction. The parties have participated jointly in the drafting of this Amendment, and each party was represented by counsel in the negotiation of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.

(e)          Waiver of Legal Conflicts. Each of the parties hereto acknowledges and agrees that, at their request, Proskauer Rose LLP acted as counsel to all such parties in connection with this Amendment. Accordingly, each of the parties agrees to, and does, waive any conflict of interest which may be deemed to arise as the result of such representation and agrees not to seek to disqualify or otherwise prevent Proskauer Rose LLP from representing the other parties hereto (or any other clients of Proskauer Rose LLP) in any matters by reason of its work on, or representation of, such party in connection with this Amendment or its possession of confidential information relating to such party. Proskauer Rose LLP shall be entitled to rely upon this Section 4(e) as a third party beneficiary hereof.

(f)          Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Original signatures hereto may be delivered by facsimile which shall be deemed originals.

(g)          Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Management Agreement.

*****

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

AMERICAN REALTY CAPITAL TRUST III, INC.

By:
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.

By:	AMERICAN REALTY CAPITAL TRUST III, INC.,
Its general partner

By:
Name: Edward M. Weil, Jr.
Title: President and Chief Operating Officer

AMERICAN REALTY CAPITAL PROPERTIES III, LLC

By:	AMERICAN REALTY CAPITAL TRUST III
SPECIAL LIMITED PARTNER, LLC,
Its Member

By:	AR CAPITAL, LLC,
Its managing member

By:
Name: Edward M. Weil, Jr.
Title: Authorized Signatory